Exhibit 32.1
Certification of
Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
I, James M. DeCosmo, Chief Executive Officer of Forestar Group Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, this Amendment to the Annual Report on Form 10-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this Amendment to the Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Forestar Group Inc.
/s/ James M. DeCosmo
James M. DeCosmo
August 16, 2013